UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  December 27, 2006
                                                ______________________________


       Alliance Bancorp, Inc. of Pennsylvania (in organization)
______________________________________________________________________________
        (Exact name of registrant as specified in its charter)



       United States                   001-33189            (to be requested)
______________________________________________________________________________
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                          Identification No.)



541 Lawrence Road, Broomall, Pennsylvania                          19008
______________________________________________________________________________
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code     (610) 353-2900
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
       (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


ITEM 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans
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     On December 27, 2006, Greater Delaware Valley Savings Bank (doing business as Alliance Bank) (the "Bank") sent an updated notice (the "Notice Update") to its directors and executive officers informing them that a third notice was given to participants in the Alliance Bank Profit Sharing/401(k) Plan (the "Plan") informing participants of an extension of the blackout period for investment fund changes, loans and Plan withdrawals, anticipated to end during the week of January 29, 2007. The Notice Update was provided pursuant to Rule 104(b)(2)(iii) of Regulation BTR. Alliance Bancorp, Inc. of Pennsylvania, the to be formed holding company for the Bank, is in the process of reorganizing into the mutual holding company form of ownership.

     A copy of the Notice Update is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.
     (b)  Not applicable.
     (c)  Not applicable.
     (d)  Exhibits

     The following exhibit is filed herewith.

     Exhibit Number     Description
     --------------     ----------------------------------------------------

         99.1 Notice Update to directors and executive officers of Alliance Bank, dated December 27, 2006



















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                               SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              ALLIANCE BANCORP, INC. OF PENNSYLVANIA
                                             (in organization)



Date:  December 27, 2006      By: /s/ Dennis D. Cirucci
                                  -----------------------------------
                                  Dennis D. Cirucci
                                  President and Chief Executive Officer




























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                              EXHIBIT INDEX


     Exhibit Number     Description
     --------------     ----------------------------------------------------

         99.1 Notice Update to directors and executive officers of Alliance Bank, dated December 27, 2006